EXHIBIT 10.1

EXTENSION NO. 2 AND AMENDMENT NO. 2

EXTENSION NO. 2 AND AMENDMENT NO. 2 (this “Extension”), dated as of June 22, 2004, under the 364-Day Credit Agreement, dated as of July 10, 2002, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto, Bank One, NA, as Syndication Agent, U.S. Bank, National Association, Wachovia Bank, National Association and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as the Administrative Agent, as modified by Extension No. 1, Waiver No. 1 And Amendment No. 1, dated as of June 30, 2003 (as amended, supplemented or otherwise modified from time to time, the “364-Day Credit Agreement”).

RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the 364-Day Credit Agreement.

II. The Borrower has requested to extend the Revolving Credit Commitment Expiration Date in accordance with Section 2.14 of the 364-Day Credit Agreement.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

1. The Revolving Credit Commitment Expiration Date is hereby extended to July 8, 2005.

2. Paragraph 1 hereof shall not be effective until such time as the following conditions are satisfied:

(a) on or before the existing Revolving Credit Commitment Expiration Date, the Administrative Agent shall have received this Extension duly executed by (i) the Borrower, and (ii) Required Lenders having aggregate Revolving Credit Commitment Amounts equal to or greater than $66,500,000;

(b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender whose aggregate unallocated commitment in connection with this Extension is at least $5,000,000 more than such Lender’s Revolving Credit Commitment Amount as in effect immediately prior to the date of this Extension, an extension consent fee calculated at the rate of 0.02% on such Lender’s Revolving Credit Commitment Amount as in effect immediately after giving effect to this Extension;

(c) immediately before and after giving effect thereto, no Default shall exist; and

(d) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection herewith.

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

3. Notwithstanding anything contained herein or in the 364-Day Credit Agreement to the contrary, (a)(i) paragraph 1 hereof shall not be effective with respect to any Lender not a signatory hereto (each a “Non-consenting Lender”), (ii) each Non-consenting Lender’s Commitment shall be reduced to zero and terminate on the Commitment Termination Date under the existing 364-Day Credit Agreement (currently, July 8, 2004, the “Original Commitment Termination Date”), (iii) all sums which are owing to each Non-consenting Lender under the Loan Documents shall be and become due and payable on the Original Commitment Termination Date, (iv) no Non-consenting Lender shall have any obligation or liability under the 364-Day Credit Agreement on and after the Original Commitment Termination Date, except to the extent that such Non-consenting Lender shall have any obligation under the existing 364-Day Credit Agreement that, in accordance therewith, survives the Original Commitment Termination Date, and (v) each Non-consenting Lender shall not be considered a “Lender” for purposes of the 364-Day Credit Agreement on and after the Original Commitment Termination Date, (b) paragraph 1 hereof shall not become effective until the Original Commitment Termination Date, and (c) each Lender signatory hereto shall have the Revolving Credit Commitment Amount set forth on Exhibit A attached hereto as of the Original Commitment Termination Date.

4. The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower, no Default has occurred and is continuing.

5. In all other respects, the Loan Documents shall remain in full force and effect, and no waiver, consent, amendment or extension in respect of any term or condition of any Loan Document shall be deemed to be a waiver, consent, amendment or extension in respect of any other term or condition contained in any Loan Document.

6. This Extension may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Extension, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

7. THIS EXTENSION IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

IN WITNESS WHEREOF, the parties hereto have caused this Extension No. 2 and Amendment No. 2 to be duly executed and delivered by their proper and duly authorized persons as of the day and year first above written.

KOHL’S CORPORATION

By:	/s/ Wes McDonald
Name:	Wes McDonald
Title:	EVP-CFO

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

THE BANK OF NEW YORK, individually and as Administrative Agent

By:	/s/ William M. Barnum
Name:	William M. Barnum
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Caroline V. Krider
Name:	Caroline V. Krider
Title:	Vice President & Senior Lender

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

BANK ONE, NA (main office Chicago)

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Director

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Anthony D. Braxton
Name:	Anthony D. Braxton
Title:	Director

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

COMERICA BANK

By:	/s/ Heather A. Whiting
Name:	Heather A. Whiting
Title:	Account Officer

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

FIFTH THIRD BANK

By:	/s/ Christine L. Wagner
Name:	Christine L. Wagner
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

M&I BANK

By:	/s/ Leo D. Freeman
Name:	Leo D. Freeman
Title:	Vice President

By:	/s/ James R. Miller
Name:	James R. Miller
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Timothy P. Streb
Name:	Timothy P. Streb
Title:	Senior Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark H. Halldorson
Name:	Mark H. Halldorson
Title:	Vice President

By:	/s/ Jennifer D. Barrett
Name:	Jennifer D. Barrett
Title:	Vice President & Team Loan Manager

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

NATIONAL CITY BANK

By:	/s/ Brian T. Strayton
Name:	Brian T. Strayton
Title:	Senior Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

THE NORTHERN TRUST COMPANY

By:	/s/ Jeffrey B. Clark
Name:	Jeffrey B. Clark
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven P. Clemens
Name:	Steven B. Clemens
Title:	Vice President

KOHL’S CORPORATION

EXTENSION NO. 2 AND AMENDMENT NO. 2

UMB BANK, N.A.

By:	/s/ Robert P. Elbert
Name:	Robert P. Elbert
Title:	Senior Vice President

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